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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statements
No. 333-31054, No. 333-65245 and No. 333-65255 of Entrust Technologies Inc. on Forms S-8 of our report dated May 3, 2000, on the financial statements of CygnaCom Solutions, Inc. for the year ended December 31, 1999, appearing in this Amendment No. 1 to Current Report on Form 8-K/A.


/s/  Deloitte & Touche LLP


Dallas, Texas
May 12, 2000

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